Exhibit 10.1

PURCHASE AGREEMENT

Sonus Pharmaceuticals, Inc.

22026 20th Avenue SE

Bothell, WA  98021

Ladies and Gentlemen:

The undersigned,                            (the “Investor”), hereby confirms and agrees with you as follows:

1.               This Purchase Agreement (the “Agreement”) is made as of April 27, 2006 between Sonus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the Investor.

2.               As of the Closing (as defined below) and subject to the terms and conditions hereof, the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor                            shares (the “Shares”) of common stock, par value $.001 per share, of the Company (“Common Stock”), for a purchase price of $5.00 per share, or an aggregate purchase price of $                       . The Investor acknowledges that the offering of the Shares is not a firm commitment underwriting and that there is no minimum offering amount.

3.               The completion of the purchase and sale of the Shares shall occur at a closing (the “Closing”) which is expected to occur on or about May 2, 2006. [After the execution of this Agreement by the Investor, the Investor shall remit to the Escrow Agent (as defined in the Escrow Agreement (as defined in the Placement Agency Agreement (as defined below)) by wire transfer to the Escrow Account (as defined in the Escrow Agreement) the amount of funds equal to the aggregate purchase price of the Shares being purchased by the Investor hereunder.  The release of any amounts placed in the Escrow Account shall be made in accordance with the terms and conditions of the Escrow Agreement. / On the Closing Date, upon notice by the Lead Placement Agent (as defined in the Placement Agency Agreement (as defined below)) that the Company has satisfied all conditions to the obligations of the Placement Agents (as defined below) under the Placement Agency Agreement, the Investor shall remit to the Company by wire transfer to the account designated by the Company in this Agreement the amount of funds equal to the aggregate purchase price of the Shares.] Unless otherwise requested by the Investor and agreed to by the Company, the Shares purchased by the Investor will be delivered by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Investor’s name and address as set forth below, and will be released by U.S. Stock Transfer Corporation, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing. After the execution of this Agreement by the Investor, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares are maintained to set up a deposit/withdrawal at custodian (“DWAC”) instructing the Transfer Agent to credit such account or accounts with the Shares.

4.               The offering and sale of the Shares are being made pursuant to the Registration Statement and Prospectus (as such terms are defined below). The Investor acknowledges that the Company intends to enter into purchase agreements in substantially the same form as this Agreement with certain other investors and intends to offer and sell (the “Offering”) up to 6,130,000 shares of Common Stock pursuant to the Registration Statement and Prospectus. This Agreement shall not create a binding obligation of the parties hereto until such Agreement is accepted by the Company in its sole discretion.

5.               The Company has filed or shall file with the Securities and Exchange Commission (the “Commission”) a prospectus (the “Base Prospectus”) and prospectus supplement thereto (collectively, with the Base Prospectus, the “Prospectus”) with respect to the registration statement (File No. 333-123763) reflecting the offering of the Shares by the Company, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein by the rules and regulations of the Commission (the “Rules and Regulations”), and any

registration statement relating to the offering contemplated by this Agreement and filed pursuant to Rule 462(b) under the Rules and Regulations (collectively, the “Registration Statement”), in conformity with the Securities Act of 1933, as amended (the “Securities Act”), including Rule 424(b) thereunder. The Investor hereby confirms that it had full access to the Base Prospectus and the Company’s periodic reports and other information incorporated by reference therein, and was fully able to read, review, download and print such materials.

6.               The Company has entered into a Placement Agency Agreement, dated April 27, 2006 (the “Placement Agency Agreement”), with Needham & Company, LLC, Punk, Ziegel & Company, L.P. and ThinkEquity Partners LLC (the “Placement Agents”), which will act as the Company’s placement agents with respect to the Offering and receive a fee in connection with the sale of the Shares. A copy of the Placement Agency Agreement is available upon the Investor’s request.

7.               The Company’s obligations to issue and sell Shares to the Investor shall be subject to the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing. The Investor’s obligation to purchase the Shares shall be subject to the condition that the Placement Agents shall not have (a) terminated the Placement Agency Agreement pursuant to the terms thereof or (b) determined that the conditions to closing in the Placement Agency Agreement have not been satisfied.

8.               The Company hereby makes the following representations, warranties and covenants to the Investor:

(a)           The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with the terms hereof except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or conflict with or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate or articles of incorporation or by-laws (or any analogous documents) of the Company or any subsidiary, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any material lease, contract or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary, or any of their respective properties, is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any subsidiary.

(b)         The Registration Statement was declared effective by the Commission on April 14, 2006. The Registration Statement is effective on the date hereof and the Company has not received notice that the Commission has issued or intends to issue a stop order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section in the Registration Statement describes the issuance and sale of the Shares. Each part of the Registration Statement, when it became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. As of the date the Base Prospectus, or any amendment or supplement to the Base Prospectus,  was or is filed with the Commission and at the Closing Date, the Base Prospectus

or any amendment or supplement thereto, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)          The Company shall (i) before the opening of trading on the Nasdaq National Market on the next trading day after the date hereof, issue a press release, disclosing all material aspects of the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission with the respect to the transaction contemplated hereby. The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior, written consent, unless required by law or the rules and regulations of any self-regulatory organization which the Company or its securities are subject.

9.               The Investor hereby makes the following representations, warranties and covenants to the Company:

(a)          The Investor represents that it has received or had full access to the Base Prospectus, as well as the Company’s periodic reports and other information incorporated by reference therein, prior to or in connection with its receipt of this Agreement. The Investor further represents that it is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares. The Investor further represents that it has read and understands the contents of this Agreement and that the Investor understands and agrees to the form of transaction relating to the sale of Shares contemplated by this Agreement.

(b)         From and after obtaining knowledge of the sale of the Shares contemplated hereby, such Investor has not taken, and prior to the public announcement of the transaction such Investor shall not take, any action that has caused or will cause such Investor to have, directly or indirectly, sold or agreed to sell any Common Stock, effected any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derives any significant part of its value from the Common Stock, whether or not, directly or indirectly, in order to hedge its position in the Shares.

(c)          The Investor shall not issue any press release or make any other public announcement relating to this Agreement unless (i) the content thereof is mutually agreed to by the Company and the Investor or (ii) the Investor is advised by its counsel that such press release or public announcement is required by law.

(d)         The Investor has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Investor and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Investor. This Agreement has been duly executed by the Investor and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

(e)          The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase or sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax or investment advisors as it, in its sole discretion, deems necessary or appropriate in connection with its purchase of the Shares.

(f)            The Investor represents that (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company, and (c) it is not a, and it has no direct or indirect affiliation or association with any, National Association of Securities Dealers, Inc. member as of the date hereof.

10.         Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to such Investor of the Shares being purchased and the payment therefor.

11            This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

12.         This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. One or more counterparts of this Agreement may be delivered via facsimile, with the intention that they shall have the same effect as an original counterpart hereof.

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Signature Page to Purchase Agreement

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor:

By:

Print Name:

Title:

Address:

Tax ID No.:

Contact Name:

Telephone:

Name in which book-entry should be made (if different):

Total Investment Amount:

AGREED AND ACCEPTED:

SONUS PHARMACEUTICALS, INC.
a Delaware corporation

By:
Name:
Title:

Sonus Pharmaceuticals, Inc. hereby directs that the purchase price for the Shares of common stock being sold to the Investor pursuant to this Agreement be wired to the following account:

Wells Fargo Bank, N.A.